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                                 EXHIBIT 23(c)

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Haywood Bancshares, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy
Statement/Prospectus.





Greenville, South Carolina
October 27, 1999